UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

July 19, 2011

NORTHROP GRUMMAN CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

1840 Century Park East, Los Angeles, California 90067

www.northropgrumman.com

(Address of principal executive offices and internet site)

(310) 553-6262

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 8.01 Other Events	3
Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
INDEX TO EXHIBITS	5
EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Appointment of Certain Officers

On July 19, 2011, the Board of Directors of the Company elected Wesley G. Bush, the Company’s Chief Executive Officer and President, as Chairman, Chief Executive Officer and President, effective immediately. Mr. Bush has been a member of the Board since 2009. Mr. Bush has been Chief Executive Officer and President since January 1, 2010.

Item 8.01 Other Events

On July 19, 2011, the independent members of the Board of Directors designated Lewis W. Coleman, as the Lead Independent Director, effective immediately. Mr. Coleman had served as the non-executive Chairman of the Board since January 1, 2010. Prior to that he served as Lead Independent Director from May 2007 until January 2010. Mr. Coleman has been a member of the Board of Directors since 2001.

A copy of the Company’s press release issued July 20, 2011 regarding the matters described in Item 5.02(c) and Item 8.01 of this Current Report on Form 8-K is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

      (d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release dated July 20, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN
CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey
Corporate Vice President and Secretary

Date: July 20, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release dated July 20, 2011

5